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                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of report (Date of earliest event reported): December 1, 1997




               DAKOTA TELECOMMUNICATIONS GROUP, INC.
        (Exact Name of Registrant as Specified in Charter)



        DELAWARE                  333-22025            91-1845100
(State or Other Jurisdic-        (Commission         (IRS Employer
  tion of Incorporation)         File Number)      Identification No.)


            29705 453RD AVENUE
           IRENE, SOUTH DAKOTA                          57037-0066
 (Address of principal executive offices)               (Zip Code)


                           (605) 263-3301
       (Registrant's telephone number, including area code)


                          NOT APPLICABLE

   (Former name or former address, if changed since last report)



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Item 5.    OTHER EVENTS.

      Effective December 1, 1997, Dakota Telecommunications Group, Inc. acquired Futuristic, Inc., a South Dakota corporation doing business as DataNet, Inc. ("DataNet") by merging its wholly owned subsidiary with and into DataNet. In connection with the transaction, the former stockholders of DataNet collectively received 160,000 shares of common stock of Dakota Telecommunications Group, Inc.

      DataNet is a regional telecommunications company specializing in Local and Wide Area networks with emphasis on network design, installation and technical support. DataNet will be operated as a wholly owned subsidiary of Dakota Telecommunications Group, Inc. A copy of the Merger Agreement and the related Articles of Merger are attached to this Form 8-K as Exhibit 2, and are here incorporated by reference.


Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
           EXHIBITS.

 (a)  Financial Statements of Business Acquired.

       The Financial Statements of Futuristic, Inc. (d/b/a DataNet,
Inc.) required to be filed as part of this Form 8-K Current Report will be filed by amendment on or before February 13, 1998.

 (c) Exhibits. The following documents are filed as exhibits to this report on Form 8-K:

       2 Merger Agreement dated as of October 10, 1997, including the Articles of Merger and Plan of Merger.


                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 8, 1997       DAKOTA TELECOMMUNICATIONS
                                GROUP, INC.



                               By /s/Craig A. Anderson
                                   Craig A. Anderson

                                    Executive Vice President -  Marketing
                                      and Chief Financial Officer
                                      -2-

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                           EXHIBIT INDEX


EXHIBIT NUMBER            DOCUMENT

  2 Merger Agreement dated as of October 10, 1997, including Articles of Merger and Plan of Merger.